May 2020 Closing In On Cancer Exhibit 99.1

Disclaimer This presentation (including any oral commentary that accompanies this presentation) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the impact our Biclonics® platform can have on cancer, our product candidates' potential to treat certain types of tumors, the timing of regulatory filings and the timing and anticipated data read outs or results from our clinical trials and our collaborations. These forward-looking statements are based on management's current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: we have incurred significant losses, are not currently profitable and may never become profitable; our need for additional funding, which may not be available and which may require us to restrict out operations or require us to relinquish rights to our technologies or bispecific antibody candidates; potential delays in regulatory approval and impacts of the COVID-19 pandemic, which would impact our ability to commercialize our product candidates and affect our ability to generate revenue; the unproven approach to therapeutic intervention of our Biclonics®, and TriclonicsTM technology; our limited operating history; economic, political, regulatory and other risks involved with international operations; the lengthy and expensive process of clinical drug development, which has an uncertain outcome; the unpredictable nature of our early stage development efforts for marketable drugs; potential adverse public reaction to the use of cancer immunotherapies; potential delays in enrollment of patients, which could affect the receipt of necessary regulatory approvals; failure to obtain marketing approval internationally; failure to compete successfully against other drug companies; potential competition from other drug companies if we fail to obtain orphan drug designation or maintain orphan drug exclusivity for our products; our reliance on third parties to conduct our clinical trials and the potential for those third parties to not perform satisfactorily; our reliance on third parties to manufacture our product candidates, which may delay, prevent or impair our development and commercialization efforts; protection of our proprietary technology; our patents being found invalid or unenforceable; potential lawsuits for infringement of third-party intellectual property; our ability to attract and retain key personnel; managing our growth could result in difficulties; and we may lose our foreign private issuer status and incur significant expenses as a result. These and other important factors discussed under the caption “Risk Factors” in our in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 filed with the Securities and Exchange Commission, or SEC, on May 11, 2020, and our other reports filed with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management's estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Established Clinical Pipeline and Preclinical Programs Clinical proof-of-concept with zenocutuzumab in NRG1+ cancers Multispecific Antibody Therapies for Oncology Bispecific and trispecific cancer therapies based on the human IgG format 2020-2021 Data Readouts and Program Updates Zeno NRG-1 phase 1/2 clinical data by end of 2020 Multiclonics® Platforms Common light chain format enables broad high throughput Biclonics® and Triclonics™ discovery and engineering Strategic Collaborations to Unlock Platform Value Multiple strategic collaborations and license agreements: Incyte, Betta, Simcere and Ono Merus Overview

Common Light Chain (cLC) Antibodies for ‘unforced’, natural pairing common light chain DEKK dimerization technology Biclonics® Triclonics™ IgG format Extensive capacity for discovery and engineering Our Science — Multiclonics® Technology common light chain Optimizing the next generation of multispecific antibody therapies Multiclonics® Format Common light chains allow for “natural” pairing with heavy chains Proprietary DEKK technology allows for efficient multi-specific production Fully human IgG format Manufacturability Low immunogenicity Predictable in vivo behavior Robust IP portfolio Patents covering our common light chain antibody generation, dimerization and more

Merus Clinical Pipeline

PROGRAM	BISPECIFIC TARGETS	INDICATION(S)	PRECLINICAL	PHASE 1	PHASE 1/2	STATUS
Zenocutuzumab (MCLA-128)	HER3 x HER2	NRG-1 fusion Pancreatic NRG-1 fusion Lung NRG-1 fusion Other solid tumors				Phase 1/2 trial ongoing Update expected by the end of 2020
MCLA-158	Lgr5 x EGFR	Solid tumors				Phase 1 Trial Ongoing
MCLA-145	CD137 x PD-L1	Solid tumors	Incyte (ex- U.S.)			Phase 1 Trial Ongoing
MCLA-129	EGFR x c-MET	Solid tumors	BETTA (China)			IND Enabling Studies Ongoing
ONO-4685*	PD-1 x CD3	Autoimmune disease	ONO			Phase 1 Trial Ongoing
....*	Undisclosed	Autoimmune disease	ONO			

* If commercialized, Merus to receive royalties

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Promising early clinical activity in patients with NRG1+ cancers

Zenocutuzumab

MCLA-128 or “Zeno”
HER2 x HER3 bispecific

- NRG-1 fusions (NRG1+) are rare genetic events occurring in lung, pancreatic and other solid tumors
- Unique DOCK & BLOCK® mechanism of Zeno potently inhibits NRG1-driven tumor growth
- Enhanced ADCC mediates tumor elimination by immune effector cells
- eNRGy Trial enrolling and Early Access Program ongoing
- Next program update expected around end of 2020


HER3
target
HER2
target
cancer
cell

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Merus

Uniquely Suited Design to Target NRG1+ Cancers Zeno DOCK & BLOCK® Mechanism of Action BLOCKS HER3 signaling even in high neuregulin tumor environments + Enhanced ADCC mediates tumor elimination by immune killer cells DOCKS to HER2 on tumor cells to efficiently block HER2:HER3 dimer formation then Zeno blocks tumor cell growth and survival MCLA-128 Source: Geuijen C et al. Cancer Cell (2018) https://www.cell.com/cancer-cell/fulltext/S1535-6108(18)30174-0#%20 Study Day 1400 0 1 29 Tumor Volume (mm3) PBS PB4188LF 800 15 1200 1000 600 400 200 8 22 MCLA-128 Blocks Tumor Growth in NRG-1 Fusion PDX Model

Safety Data in Over 100 Patients in Phase 1/2 Trials 117 PATIENTS EVALUATED* MCLA-128 Dosing: 750 mg ranging from q1w-q3w Single agent well tolerated Low risk for immunogenicity Most AEs were grade 1-2 No severe related gastrointestinal or skin toxicity Safety and Tolerability in Phase 1/2 Trial Zeno Safety Profile for Single Agent Use Data cut off: Jan-2019. Refer to https://merus.nl/publications/ for full data presented. Refer to ASCO poster 2018 and AACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics 2019 https://merus.nl/app/uploads/2019/10/AACR-NCI-EORTC_Poster-LB-B12_NRG1-MCLA-128_10252019_FINAL.pdf

Zeno Clinical Responses in NRG1+ Cancers

Patient Data Presented at 2019 AACR-NCI-EORTC International Conference

Pancreatic cancer patient:



Stage IIB PDAC - Whipple
KRASwt, ATP1B1-NRG1 +
Liver metastases
Irinotecan/oxaliplatin held and reduced for intolerable AEs
PD
PR
↓54%
Gem, cape (adjuvant)
5-FU/LV, irinotecan, oxaliplatin
MCLA-128
Nov 2017
Jan 2018
Apr 2018
Feb 2019
Mar 2019
Oct 2019
MCLA -128
7+ months MCLA-128, 750 mg IV, q2w
Maximal related toxicity ≤ grade 2
CA 19-9
RECIST (%change from baseline)
-44% ↓
-54% ↓
CA19-9
Size
Weeks
300
250
200
150
100
50
0
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
0
4
8
12
16
20
24
28
32

Source: AACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics 2019
https://merus.nl/app/uploads/2019/10/AACR-NCI-EORTC_Poster-LB-B12_NRG1-MCLA-128_10252019_FINAL.pdf/

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Zeno Clinical Responses in NRG1+ Cancers

Clinical Activity Reported by MSKCC at 2019 AACR-NCI-EORTC International Conference

	PANCREATIC CANCER		LUNG CANCER
Tumor size reduction	54% (PR)	25% (SD)	41% (PR)
PET scan	Neg	Neg	nd
Decline in tumor marker	~75%	~90%	N/A
Duration of treatment (mo)	>7*	>7*	~ 5*

Source: AACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics 2019
https://merus.nl/app/uploads/2019/10/AACR-NCI-EORTC_Poster-LB-B12_NRG1-MCLA-128_10252019_FINAL.pdf

Overall Experience with Zeno in NRG1+ Tumors as of October 2019

	N	PANCREATIC CANCER	LUNG CANCER
Evaluable	6	PR 7 mo*; SD 7 mo	PR 5 mo*; SD 7 mo; PD; PD
Non-evaluable	3	Died of progressive disease prior to first evaluation	2 Pts not yet at first evaluation

5 patients enrolled on the eNRGy trial; 4 patients treated under Early Access Program

Source: Merus Press Release Oct 27, 2019 https://ir.merus.nl/news-releases/news-release-details/merus-bispecific-antibody-mcla-128-shows-encouraging-early
*Indicates treatment was ongoing at the time of the conference; nd, no data; N/A, not applicable

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eNRGy Clinical Trial and Early Access Program ongoing Phase 1/2 global single arm trial of Zeno in NRG1+ cancers Cohorts include Pancreatic, Lung, and other solid tumors Majority of clinical trial sites open and enrolling Ongoing Phase 1/2 trial update expected by the end of 2020 Pancreatic Cancer NSCLC Other Solid Tumors For eligible patients who do not enroll on the eNRGy trial Allows patients with NRG1+ cancers to receive treatment with Zeno Evaluations and patient follow up may be similar to eNRGy protocol May provide additional clinical data in support of Zeno NRG1+ program Zeno Clinical Programs in NRG1+ Cancers Early Access Program

Identifying and Recruiting NRG-1+ Patients

NRG1 Fusions are Found Across Multiple Solid Tumor Types

TUMOR TYPE	ESTIMATED Incidence (%)
Lung	0.3 – 3.0
Pancreas	0.5 – 1.5
Other	< 1.0

Comprehensive Effort to Identify and Recruit NRG1+ Patients

IDENTIFICATION
Patient testing and physician engagement campaigns

COLLABORATION
Physician, trial site engagement & support
1-833-NRG-1234
www.nrg1.com

PLACEMENT
Patient logistics / support for eNRGy trial or EAP

eNRGy Clinical Trial

Early Access Program

Note: Projections of NRG1 Fusions occurrence (incidence) are based on limited published information, including *Jonna S et al. Clinical Cancer Research (2019)* and an independent epidemiology study of the prevalence of NRG1 gene fusion-positive ("NRG1+") cancers https://ir.merus.nl/news-releases/news-release-details/merus-announces-acceptance-six-abstracts-upcoming-medical

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Designed to potently block signaling and growth in Wnt-dysregulated solid tumors Lgr5 is an intestinal cancer initiating cell antigen Blocks growth in Wnt-dysregulated tumor models including Rasmut Modifications to enhance ADCC Global phase 1 clinical trial enrolling MCLA-158 Lgr5 x EGFR bispecific EGFR target Lgr5 target cancer cell

MCLA-158 Novel Target and Innovative MoA Source: Rob C. Roovers (ASCO 2017 Poster Presentation) )https://merus.nl/app/uploads/2019/02/MCLA-158-poster-AACR2017.pdf > 100-fold Dose (log µg/ml) -3 0 50 100 Cetuximab Tumor Colon MCLA-158 Cetuximab Normal Colon MCLA-158 -3 -1 0 1 2 Organoid Size Superior SELECTIVITY for tumor- derived organoids % Survival Days Elapsed P=0.0001 0 10 20 30 0 50 100 Superior ACTIVITY compared to Cetuximab MCLA-158 No antibody Cetuximab Binds to Lgr5 and EGFR Global open-label Phase 1 dose escalation trial Protocol includes dose expansion phase at RP2D Active in xenograft models resistant to treatment with Cetuximab MCLA-158 discriminates between organoids derived from tumor and healthy tissue Superior growth inhibition and selectivity of tumor versus healthy tissue Ongoing Phase 1 Trial cancer cell immune cell Designed to recruit and activate tumor infiltrating T-cells CD137 is a potent activator of tumor infiltrating T-cells Targeting to PD-L1 positive cells in the tumor and blocking the PD-1/PD-L1 inhibitory signal Global phase 1 trial ongoing in partnership with Incyte MCLA-145 PD-L1 x CD-137 bispecific CD-137 target PD-L1 target

MCLA-145 Targets PD-L1 Positive Tumor Cells

Demonstrated Potent T Cell Activation in Preclinical Studies

Primary T Cell Transactivation Assay



[IL-2] (pg/mL)
5000
4000
3000
2000
1000
0
10^-1
10^0
10^1
10^2
10^3
10^4
10^5
IgG concentration (ng/mL)
MCLA-145
CD137 mAb ^
CD137 mAb ^
PD-L1 mAb *
Neg Ctrl Ab
^ Urelumab Analog
* Atezolizumab Analog

Ongoing Phase 1 Trial

- Binds to PD-L1 on tumor cells and CD137 (4-1BB) on activated T-cells
- Global open-label Phase 1 dose escalation trial ongoing
- Clinical trial co-developed in collaboration with Incyte Corporation

- Source: 2019 AACR Presentation A bispecific Fc-silenced IgG1 antibody (MCLA-145) requires PD-L1 binding to activate CD137 https://merus.nl/app/uploads/2019/04/IC171-19E-AACR19-Mayes-MCLA-145-MoA-Poster_MT06_for-approval-032019.pdf

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Merus

cancer cell immune cell CLEC12A target CD3 target Interim phase 1 trial results of novel T-cell engager at EHA 2020 Designed with lower affinity CD3 binding Reduced risk of cytokine release syndrome, acceptable safety profile Active in acute myeloid leukemia (AML) with T-cell activation, cytokine elevation and AML blast reductions in some patients Insufficient clinical activity in escalation to continue to enroll dose expansion cohorts Findings from this trial expected to inform further development of our extensive proprietary T-cell engager platform. MCLA-117 CLEC12A x CD3 bispecific cancer cell Designed to target lung cancer and other solid tumors Targets both c-Met and EGFR on cancer cell models as well as resistance mechanism Preclinical program directed at a target-pair combination with clinical validation Significant opportunity in lung cancer and other solid tumors MCLA-129 c-MET x EGFR Bispecific c-Met target EGFR target

Merus Collaborations & Licensing Agreements

Expanding Merus pipeline through development of innovative therapeutics

INCYTE CORPORATION

Global Collaboration up to 11 bispecific and monospecific antibodies from the Biclonics® platform

Merus has full U.S. rights to develop, commercialize MCLA-145

BETTA PHARMACEUTICALS CO. LTD.

MCLA-129 EGFR x C-MET Collaboration

Betta conducting IND-enabling studies; Merus has global rights ex-China

SIMCERE PHARMACEUTICAL CORP

Collaboration with 3 Immuno-oncology Biclonics® programs

Simcere responsible for IND-enabling studies; Merus has global rights ex-China

ONO PHARMACEUTICAL CO. LTD.

Biclonics® Licensing Agreement for Auto-immune diseases

Phase 1 trial in Japan for ONO-4685, a PD-1 x CD3 bispecific antibody

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Merus

Extensive landscape of cLC antibodies against targets, multi-specific formats, and ways of killing cancer cells Transgenic Merus Mouse (MeMo®) for human cLC antibody production Sophisticated, automated molecular biology and screening thousands of target combinations of choice Novel insights and unique understanding of multi-specific approaches to killing cancer cells Merus Multiclonics® Antibody Platforms

Established Clinical Pipeline and Preclinical Programs Clinical proof-of-concept with zenocutuzumab in NRG1+ cancers Multispecific Antibody Therapies for Oncology Bispecific and trispecific cancer therapies based on the human IgG format 2020-2021 Data Readouts and Program Updates Zeno NRG-1 phase 1/2 clinical data by end of 2020 Multiclonics® Platforms Common light chain format enables broad high throughput Biclonics® and Triclonics™ discovery and engineering Strategic Collaborations to Unlock Platform Value Multiple strategic collaborations and license agreements: Incyte, Betta, Simcere and Ono Merus Overview